Exhibit 21

                     Subsidiaries of The Marcus Corporation
                               as of May 30, 2002

The Marcus Corporation owns all of the stock of the following companies:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     B&G Realty, Inc.                                      Wisconsin
     Baymont Inns, Inc.                                    Wisconsin
     First American Finance Corporation                    Wisconsin
     Marcus Hotels, Inc.                                   Wisconsin
     Marcus Restaurants, Inc.                              Wisconsin
     Marcus Theatres Corporation                           Wisconsin
     Woodfield Suites, Inc.                                Wisconsin

B&G Realty, Inc. is the sole member of the following limited liability company:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Rush Ontario, LLC                                     Delaware

Baymont Inns, Inc. owns all of the stock of the following companies:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Baymont Franchises International, Inc.                Wisconsin
     Baymont Inns Hospitality Corporation                  Wisconsin
     Baymont Partners, Inc.                                Wisconsin

Marcus Hotels, Inc. owns all of the equity in the following entities:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Grand Geneva LLC                                      Wisconsin
     Marcus Hotel Partners, Inc.                           Wisconsin
     Marcus Hotels Associates, Inc.                        Wisconsin
     Marcus Hotels Hospitality, LLC                        Wisconsin
     Marcus Hotels of California, Inc.                     California
     Marcus Northstar, Inc.                                Minnesota
     Marcus Vacation Club, Inc.                            Wisconsin
     Milwaukee City Center, LLC                            Wisconsin
     Pfister, LLC                                          Wisconsin
     Resort California, LLC                                Delaware
     Resort Missouri, LLC                                  Delaware

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Marcus Restaurants, Inc. owns all of the stock of the following companies:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Cafe Refreshments, Inc.                               Wisconsin
     Captains-Kenosha, Inc.                                Wisconsin
     Colony Inns Restaurant Corporation                    Wisconsin
     Marc's Carryout Corporation                           Wisconsin

Marcus Theatres Corporation owns all of the equity in the following entities:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Family Entertainment, LLC                             Wisconsin
     Marcus Cinemas of Minnesota and Illinois, Inc.        Illinois
     Marcus Cinemas of Ohio, LLC                           Wisconsin

Marcus Theatres Corporation and Marcus Cinemas of Minnesota and Illinois, Inc. own all of the equity in the following entity:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Marcus Cinemas of Wisconsin, LLC                      Wisconsin

Woodfield Suites, Inc. owns all of the stock of the following companies:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Woodfield Suites Franchises International, Inc.       Wisconsin
     Woodfield Suites Hospitality Corporation              Wisconsin

Woodfield Suites Hospitality Corporation owns all of the stock of the following companies:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Woodfield Refreshments, Inc.                          Wisconsin
     Woodfield Refreshments of Colorado, Inc.              Colorado
     Woodfield Refreshments of Ohio, Inc.                  Ohio

Woodfield Refreshments, Inc. owns all of the stock of the following company:

     Name                                                  State of Organization
     --------------------------------------------------    ---------------------

     Woodfield Refreshments of Texas, Inc.                 Texas


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